Exhibit 11(c)
Hypothetical Illustrations

                           HYPOTHETICAL ILLUSTRATIONS


            ILLUSTRATIONS OF ACCOUNT VALUES, CASH SURRENDER VALUES,
                   DEATH BENEFITS, AND ACCUMULATED PREMIUMS

The tables in Appendix A illustrate the way the Contracts operate. They show how the Death Benefit, Account Value and Cash Surrender Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to annual rates of 0%, 6%, and 12%. The tables are based on an initial premium of $10,000 and also show the initial Death Benefit based on that premium. The insureds are assumed to be in the standard underwriting class. Values are first given based on current Contract charges and then based on guaranteed Contract charges (See Prospectus heading "Deductions and Charges"). These tables may assist in the comparison of Death Benefits, Account Values and Cash Surrender Values for the Contracts with those of other variable life insurance contracts that may be issued by other companies.

Death Benefits, Account Values and Cash Surrender Values for a Contract would be different from the amounts shown if the actual investment return averaged 0%, 6% or 12%, but varied above and below that average for individual Contract Years. They would also be different, depending on the allocation of Account Value among the Variable Sub-Accounts, if the actual investment return for all Variable Sub-Accounts averaged 0%, 6% or 12%, but varied above or below that average for individual Variable Sub-Accounts. They would also differ if the initial premium paid were different, if additional premiums were paid, if any Contract loan or partial withdrawal were made during the period of time illustrated, or if the insured were in another risk class.

The Death Benefits, Account Values and Cash Surrender Values shown in the tables reflect the fact that: a Monthly Deduction Amount (consisting of a cost of insurance charge, tax expense charge, and an administrative expense charge) is deducted from Account Value each Monthly Activity Date and that an Annual Maintenance Fee of $35 is deducted on each Contract Anniversary from all Variable Sub-Accounts to which Account Value is allocated. The values in the tables also reflect a deduction from the Variable Account of a daily charge equal to an annual rate of 0.90% for the mortality and expense risk charge. The Cash Surrender Value shown in the tables reflect the fact that a Withdrawal Charge is imposed on withdrawals in excess of the Free Withdrawal Amount (See Prospectus heading "Deductions and Charges").The amounts shown in the table are based on an average of the investment advisory fees and operating expenses incurred by the Funds, at an annual rate of 1.10% of the average daily net assets of the Funds (See Prospectus Summary and Prospectus heading "Charges Against the Fund").

Taking account of the average investment advisory fee and operating expenses of the Funds, the gross annual rates of return of 0%, 6% and 12% correspond to net investment experience at constant annual rates of: (-1.10%, 4.90%, and 10.90%,) respectively.

The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the Account Values, Cash Surrender Values, and Death Benefits illustrated.

The second column of each table shows the amount that would accumulate if the initial premium of $10,000 were invested to earn interest, after taxes, of 5% per year, compounded annually.

Glenbrook Life will furnish upon request a personalized illustration reflecting the proposed insured's age, sex, and underwriting classification. Where applicable, Glenbrook Life will also furnish upon request an illustration for a Contract that is not affected by the sex of the insured.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                 ISSUE AGE 45 MALE
                                           INITIAL FACE AMOUNT: $39,998

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,814          9,914        39,998           10,737         9,837        39,998
    2               11,025         11,696         10,819        39,998           11,534        10,656        39,998
    3               11,576         12,654         11,799        39,998           12,396        11,541        39,998
    4               12,155         13,693         12,905        39,998           13,331        12,543        39,998
    5               12,763         14,820         14,145        39,998           14,344        13,669        39,998
    6               13,401         16,042         15,480        39,998           15,443        14,880        39,998
    7               14,071         17,369         16,919        39,998           16,635        16,185        39,998
    8               14,775         18,807         18,470        39,998           17,930        17,593        39,998
    9               15,513         20,368         20,143        39,998           19,339        19,114        39,998
    10              16,289         22,062         22,062        39,998           20,872        20,872        39,998
    11              17,103         24,019         24,019        39,998           22,636        22,636        39,998
    12              17,959         26,153         26,153        39,998           24,573        24,573        39,998
    13              18,856         28,480         28,480        40,442           26,707        26,707        39,998
    14              19,799         31,020         31,020        42,807           29,061        29,061        40,105
    15              20,789         33,794         33,794        45,284           31,655        31,655        42,418
    16              21,829         36,828         36,828        47,877           34,495        34,495        44,843
    17              22,920         40,133         40,133        51,371           37,588        37,588        48,113
    18              24,066         43,734         43,734        55,105           40,959        40,959        51,608
    19              25,270         47,658         47,658        59,096           44,631        44,631        55,343
    20              26,533         51,935         51,935        63,361           48,635        48,635        59,334
    25              33,864         79,824         79,824        92,596           74,648        74,648        86,592
    35              55,160        190,691        190,691       200,226          178,092       178,092       186,996

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                 ISSUE AGE 45 MALE
                                           INITIAL FACE AMOUNT: $39,998

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,227          9,327        39,998           10,150         9,250        39,998
    2               11,025         10,459          9,582        39,998           10,293         9,415        39,998
    3               11,576         10,698          9,843        39,998           10,429         9,574        39,998
    4               12,155         10,943         10,155        39,998           10,558         9,770        39,998
    5               12,763         11,194         10,519        39,998           10,676        10,001        39,998
    6               13,401         11,452         10,890        39,998           10,784        10,221        39,998
    7               14,071         11,717         11,267        39,998           10,877        10,427        39,998
    8               14,775         11,988         11,651        39,998           10,952        10,615        39,998
    9               15,513         12,267         12,042        39,998           11,008        10,783        39,998
    10              16,289         12,553         12,553        39,998           11,039        11,039        39,998
    11              17,103         12,911         12,911        39,998           11,089        11,089        39,998
    12              17,959         13,280         13,280        39,998           11,112        11,112        39,998
    13              18,856         13,661         13,661        39,998           11,104        11,104        39,998
    14              19,799         14,054         14,054        39,998           11,062        11,062        39,998
    15              20,789         14,459         14,459        39,998           10,981        10,981        39,998
    16              21,829         14,877         14,877        39,998           10,854        10,854        39,998
    17              22,920         15,308         15,308        39,998           10,674        10,674        39,998
    18              24,066         15,752         15,752        39,998           10,430        10,430        39,998
    19              25,270         16,211         16,211        39,998           10,111        10,111        39,998
    20              26,533         16,683         16,683        39,998            9,706         9,706        39,998
    25              33,864         19,278         19,278        39,998            5,871         5,871        39,998
    35              55,160         25,837         25,837        39,998            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                 ISSUE AGE 45 MALE
                                           INITIAL FACE AMOUNT: $39,998

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.1% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500          9,640          8,740        39,998            9,562         8,662        39,998
    2               11,025          9,291          8,414        39,998            9,122         8,244        39,998
    3               11,576          8,954          8,099        39,998            8,678         7,823        39,998
    4               12,155          8,628          7,840        39,998            8,230         7,443        39,998
    5               12,763          8,312          7,637        39,998            7,776         7,101        39,998
    6               13,401          8,007          7,444        39,998            7,313         6,751        39,998
    7               14,071          7,711          7,261        39,998            6,839         6,389        39,998
    8               14,775          7,425          7,088        39,998            6,351         6,013        39,998
    9               15,513          7,149          6,924        39,998            5,844         5,619        39,998
    10              16,289          6,881          6,881        39,998            5,317         5,317        39,998
    11              17,103          6,656          6,656        39,998            4,785         4,785        39,998
    12              17,959          6,437          6,437        39,998            4,224         4,224        39,998
    13              18,856          6,224          6,224        39,998            3,630         3,630        39,998
    14              19,799          6,016          6,016        39,998            3,001         3,001        39,998
    15              20,789          5,815          5,815        39,998            2,331         2,331        39,998
    16              21,829          5,619          5,619        39,998            1,614         1,614        39,998
    17              22,920          5,428          5,428        39,998              840           840        39,998
    18              24,066          5,243          5,243        39,998                1             1        39,998
    19              25,270          5,063          5,063        39,998            *             *              *
    20              26,533          4,888          4,888        39,998            *             *              *
    25              33,864          4,083          4,083        39,998            *             *              *
    35              55,160          2,774          2,774        39,998            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                ISSUE AGE 55 FEMALE
                                           INITIAL FACE AMOUNT: $33,138

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,814          9,914        33,138           10,709         9,809        33,138
    2               11,025         11,696         10,819        33,138           11,478        10,600        33,138
    3               11,576         12,654         11,799        33,138           12,314        11,459        33,138
    4               12,155         13,693         12,905        33,138           13,224        12,437        33,138
    5               12,763         14,820         14,145        33,138           14,217        13,542        33,138
    6               13,401         16,042         15,480        33,138           15,300        14,737        33,138
    7               14,071         17,369         16,919        33,138           16,480        16,030        33,138
    8               14,775         18,807         18,470        33,138           17,766        17,429        33,138
    9               15,513         20,368         20,143        33,138           19,169        18,944        33,138
    10              16,289         22,062         22,062        33,138           20,703        20,703        33,138
    11              17,103         24,019         24,019        33,138           22,475        22,475        33,138
    12              17,959         26,160         26,160        33,138           24,432        24,432        33,138
    13              18,856         28,531         28,531        33,667           26,603        26,603        33,138
    14              19,799         31,140         31,140        36,434           29,016        29,016        33,949
    15              20,789         33,989         33,989        39,427           31,668        31,668        36,735
    16              21,829         37,098         37,098        42,663           34,563        34,563        39,747
    17              22,920         40,502         40,502        45,767           37,731        37,731        42,636
    18              24,066         44,229         44,229        49,094           41,201        41,201        45,733
    19              25,270         48,315         48,315        52,663           45,005        45,005        49,055
    20              26,533         52,800         52,800        56,496           49,180        49,180        52,623
    25              33,864         82,348         82,348        86,466           76,688        76,688        80,523
    35              55,160        196,014        196,014       205,815          180,640       180,640       189,672

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                ISSUE AGE 55 FEMALE
                                           INITIAL FACE AMOUNT: $33,138

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,227          9,327        33,138           10,121         9,221        33,138
    2               11,025         10,459          9,582        33,138           10,237         9,359        33,138
    3               11,576         10,698          9,843        33,138           10,346         9,491        33,138
    4               12,155         10,943         10,155        33,138           10,450         9,663        33,138
    5               12,763         11,194         10,519        33,138           10,546         9,871        33,138
    6               13,401         11,452         10,890        33,138           10,633        10,071        33,138
    7               14,071         11,717         11,267        33,138           10,707        10,257        33,138
    8               14,775         11,988         11,651        33,138           10,761        10,424        33,138
    9               15,513         12,267         12,042        33,138           10,793        10,568        33,138
    10              16,289         12,553         12,553        33,138           10,796        10,796        33,138
    11              17,103         12,911         12,911        33,138           10,812        10,812        33,138
    12              17,959         13,280         13,280        33,138           10,797        10,797        33,138
    13              18,856         13,661         13,661        33,138           10,748        10,748        33,138
    14              19,799         14,054         14,054        33,138           10,663        10,663        33,138
    15              20,789         14,459         14,459        33,138           10,535        10,535        33,138
    16              21,829         14,877         14,877        33,138           10,354        10,354        33,138
    17              22,920         15,308         15,308        33,138           10,106        10,106        33,138
    18              24,066         15,752         15,752        33,138            9,772         9,772        33,138
    19              25,270         16,211         16,211        33,138            9,330         9,330        33,138
    20              26,533         16,683         16,683        33,138            8,756         8,756        33,138
    25              33,864         19,278         19,278        33,138            2,805         2,805        33,138
    35              55,160         25,837         25,837        33,138            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                ISSUE AGE 55 FEMALE
                                           INITIAL FACE AMOUNT: $33,138

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.1% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500          9,640          8,740        33,138            9,534         8,634        33,138
    2               11,025          9,291          8,414        33,138            9,066         8,189        33,138
    3               11,576          8,954          8,099        33,138            8,596         7,741        33,138
    4               12,155          8,628          7,840        33,138            8,123         7,336        33,138
    5               12,763          8,312          7,637        33,138            7,647         6,972        33,138
    6               13,401          8,007          7,444        33,138            7,163         6,600        33,138
    7               14,071          7,711          7,261        33,138            6,668         6,218        33,138
    8               14,775          7,425          7,088        33,138            6,156         5,818        33,138
    9               15,513          7,149          6,924        33,138            5,620         5,395        33,138
    10              16,289          6,881          6,881        33,138            5,057         5,057        33,138
    11              17,103          6,656          6,656        33,138            4,481         4,481        33,138
    12              17,959          6,437          6,437        33,138            3,868         3,868        33,138
    13              18,856          6,224          6,224        33,138            3,218         3,218        33,138
    14              19,799          6,016          6,016        33,138            2,526         2,526        33,138
    15              20,789          5,815          5,815        33,138            1,786         1,786        33,138
    16              21,829          5,619          5,619        33,138              985           985        33,138
    17              22,920          5,428          5,428        33,138              108           108        33,138
    18              24,066          5,243          5,243        33,138            *             *              *
    19              25,270          5,063          5,063        33,138            *             *              *
    20              26,533          4,888          4,888        33,138            *             *              *
    25              33,864          4,083          4,083        33,138            *             *              *
    35              55,160          2,774          2,774        33,138            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                 ISSUE AGE 65 MALE
                                           INITIAL FACE AMOUNT: $19,314

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,814          9,914        19,314           10,632         9,732        19,314
    2               11,025         11,696         10,819        19,314           11,319        10,441        19,314
    3               11,576         12,654         11,799        19,314           12,069        11,214        19,314
    4               12,155         13,693         12,905        19,314           12,894        12,107        19,314
    5               12,763         14,820         14,145        19,314           13,806        13,131        19,314
    6               13,401         16,042         15,480        19,314           14,821        14,259        19,314
    7               14,071         17,371         16,921        19,629           15,959        15,509        19,314
    8               14,775         18,829         18,491        20,900           17,246        16,908        19,314
    9               15,513         20,423         20,198        22,261           18,696        18,471        20,379
    10              16,289         22,170         22,170        23,722           20,293        20,293        21,713
    11              17,103         24,189         24,189        25,398           22,138        22,138        23,244
    12              17,959         26,386         26,386        27,705           24,146        24,146        25,353
    13              18,856         28,776         28,776        30,215           26,330        26,330        27,646
    14              19,799         31,376         31,376        32,944           28,705        28,705        30,140
    15              20,789         34,200         34,200        35,910           31,286        31,286        32,851
    16              21,829         37,266         37,266        39,130           34,088        34,088        35,793
    17              22,920         40,597         40,597        42,627           37,128        37,128        38,984
    18              24,066         44,228         44,228        46,439           40,420        40,420        42,441
    19              25,270         48,187         48,187        50,596           43,983        43,983        46,182
    20              26,533         52,503         52,503        55,128           47,833        47,833        50,225
    25              33,864         80,685         80,685        84,720           72,103        72,103        75,708
    35              55,160        192,116        192,116       194,037          168,378       168,378       170,062

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                 ISSUE AGE 65 MALE
                                           INITIAL FACE AMOUNT: $19,314

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,227          9,327        19,314           10,042         9,142        19,314
    2               11,025         10,459          9,582        19,314           10,063         9,185        19,314
    3               11,576         10,698          9,843        19,314           10,059         9,204        19,314
    4               12,155         10,943         10,155        19,314           10,029         9,241        19,314
    5               12,763         11,194         10,519        19,314            9,965         9,290        19,314
    6               13,401         11,452         10,890        19,314            9,862         9,300        19,314
    7               14,071         11,717         11,267        19,314            9,712         9,262        19,314
    8               14,775         11,988         11,651        19,314            9,502         9,165        19,314
    9               15,513         12,267         12,042        19,314            9,220         8,995        19,314
    10              16,289         12,553         12,553        19,314            8,851         8,851        19,314
    11              17,103         12,911         12,911        19,314            8,413         8,413        19,314
    12              17,959         13,280         13,280        19,314            7,852         7,852        19,314
    13              18,856         13,661         13,661        19,314            7,143         7,143        19,314
    14              19,799         14,054         14,054        19,314            6,254         6,254        19,314
    15              20,789         14,459         14,459        19,314            5,142         5,142        19,314
    16              21,829         14,877         14,877        19,314            3,745         3,745        19,314
    17              22,920         15,308         15,308        19,314            1,981         1,981        19,314
    18              24,066         15,752         15,752        19,314            *             *              *
    19              25,270         16,211         16,211        19,314            *             *              *
    20              26,533         16,683         16,683        19,314            *             *              *
    25              33,864         19,278         19,278        20,242            *             *              *
    35              55,160         25,986         25,986        26,246            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                SINGLE LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                                 ISSUE AGE 65 MALE
                                           INITIAL FACE AMOUNT: $19,314

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.1% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500          9,640          8,740        19,314            9,452         8,552        19,314
    2               11,025          9,291          8,414        19,314            8,879         8,001        19,314
    3               11,576          8,954          8,099        19,314            8,276         7,421        19,314
    4               12,155          8,628          7,840        19,314            7,637         6,850        19,314
    5               12,763          8,312          7,637        19,314            6,956         6,281        19,314
    6               13,401          8,007          7,444        19,314            6,221         5,658        19,314
    7               14,071          7,711          7,261        19,314            5,420         4,970        19,314
    8               14,775          7,425          7,088        19,314            4,538         4,200        19,314
    9               15,513          7,149          6,924        19,314            3,554         3,329        19,314
    10              16,289          6,881          6,881        19,314            2,446         2,446        19,314
    11              17,103          6,656          6,656        19,314            1,199         1,199        19,314
    12              17,959          6,437          6,437        19,314            *             *              *
    13              18,856          6,224          6,224        19,314            *             *              *
    14              19,799          6,016          6,016        19,314            *             *              *
    15              20,789          5,815          5,815        19,314            *             *              *
    16              21,829          5,619          5,619        19,314            *             *              *
    17              22,920          5,428          5,428        19,314            *             *              *
    18              24,066          5,243          5,243        19,314            *             *              *
    19              25,270          5,063          5,063        19,314            *             *              *
    20              26,533          4,888          4,888        19,314            *             *              *
    25              33,864          4,083          4,083        19,314            *             *              *
    35              55,160          2,774          2,774        19,314            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 55 MALE / 55 FEMALE
                                           INITIAL FACE AMOUNT: $43,779

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,882          9,982        43,779           10,882         9,982        43,779
    2               11,025         11,838         10,961        43,779           11,838        10,961        43,779
    3               11,576         12,876         12,021        43,779           12,876        12,021        43,779
    4               12,155         14,001         13,213        43,779           14,001        13,213        43,779
    5               12,763         15,221         14,546        43,779           15,221        14,546        43,779
    6               13,401         16,545         15,983        43,779           16,545        15,983        43,779
    7               14,071         17,980         17,530        43,779           17,980        17,530        43,779
    8               14,775         19,540         19,202        43,779           19,537        19,199        43,779
    9               15,513         21,237         21,012        43,779           21,225        21,000        43,779
    10              16,289         23,086         23,086        43,779           23,055        23,055        43,779
    11              17,103         25,224         25,224        43,779           25,144        25,144        43,779
    12              17,959         27,563         27,563        43,779           27,424        27,424        43,779
    13              18,856         30,122         30,122        43,779           29,920        29,920        43,779
    14              19,799         32,923         32,923        43,779           32,656        32,656        43,779
    15              20,789         35,987         35,987        43,779           35,665        35,665        43,779
    16              21,829         39,343         39,343        45,244           38,982        38,982        44,830
    17              22,920         43,019         43,019        48,612           42,625        42,625        48,166
    18              24,066         47,041         47,041        52,216           46,609        46,609        51,737
    19              25,270         51,444         51,444        56,074           50,972        50,972        55,560
    20              26,533         56,270         56,270        60,209           55,753        55,753        59,656
    25              33,864         88,105         88,105        92,510           87,219        87,219        91,580
    35              55,160        216,070        216,070       226,873          206,039       206,039       216,341

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 55 MALE / 55 FEMALE
                                           INITIAL FACE AMOUNT: $43,779

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,291          9,391        43,779           10,291         9,391        43,779
    2               11,025         10,585          9,708        43,779           10,585         9,708        43,779
    3               11,576         10,882         10,027        43,779           10,882        10,027        43,779
    4               12,155         11,180         10,392        43,779           11,180        10,392        43,779
    5               12,763         11,478         10,803        43,779           11,478        10,803        43,779
    6               13,401         11,785         11,222        43,779           11,775        11,212        43,779
    7               14,071         12,101         11,651        43,779           12,068        11,618        43,779
    8               14,775         12,426         12,088        43,779           12,354        12,017        43,779
    9               15,513         12,761         12,536        43,779           12,630        12,405        43,779
    10              16,289         13,106         13,106        43,779           12,891        12,891        43,779
    11              17,103         13,528         13,528        43,779           13,187        13,187        43,779
    12              17,959         13,966         13,966        43,779           13,462        13,462        43,779
    13              18,856         14,419         14,419        43,779           13,712        13,712        43,779
    14              19,799         14,888         14,888        43,779           13,931        13,931        43,779
    15              20,789         15,373         15,373        43,779           14,112        14,112        43,779
    16              21,829         15,875         15,875        43,779           14,245        14,245        43,779
    17              22,920         16,394         16,394        43,779           14,317        14,317        43,779
    18              24,066         16,932         16,932        43,779           14,311        14,311        43,779
    19              25,270         17,488         17,488        43,779           14,204        14,204        43,779
    20              26,533         18,064         18,064        43,779           13,972        13,972        43,779
    25              33,864         21,260         21,260        43,779            9,791         9,791        43,779
    35              55,160         29,559         29,559        43,779            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 55 MALE / 55 FEMALE
                                           INITIAL FACE AMOUNT: $43,779

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.1% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500          9,700          8,800        43,779            9,700         8,800        43,779
    2               11,025          9,402          8,525        43,779            9,402         8,525        43,779
    3               11,576          9,104          8,249        43,779            9,104         8,249        43,779
    4               12,155          8,805          8,018        43,779            8,805         8,018        43,779
    5               12,763          8,514          7,839        43,779            8,504         7,829        43,779
    6               13,401          8,231          7,668        43,779            8,197         7,635        43,779
    7               14,071          7,956          7,506        43,779            7,883         7,433        43,779
    8               14,775          7,689          7,352        43,779            7,558         7,221        43,779
    9               15,513          7,430          7,205        43,779            7,218         6,993        43,779
    10              16,289          7,179          7,179        43,779            6,858         6,858        43,779
    11              17,103          6,970          6,970        43,779            6,499         6,499        43,779
    12              17,959          6,765          6,765        43,779            6,107         6,107        43,779
    13              18,856          6,566          6,566        43,779            5,677         5,677        43,779
    14              19,799          6,372          6,372        43,779            5,201         5,201        43,779
    15              20,789          6,182          6,182        43,779            4,672         4,672        43,779
    16              21,829          5,997          5,997        43,779            4,077         4,077        43,779
    17              22,920          5,817          5,817        43,779            3,399         3,399        43,779
    18              24,066          5,641          5,641        43,779            2,617         2,617        43,779
    19              25,270          5,469          5,469        43,779            1,703         1,703        43,779
    20              26,533          5,301          5,301        43,779              627           627        43,779
    25              33,864          4,522          4,522        43,779            *             *              *
    35              55,160          3,223          3,223        43,779            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 65 MALE / 65 FEMALE
                                           INITIAL FACE AMOUNT: $27,688

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (10.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,852          9,952        27,688           10,799         9,899        27,688
    2               11,025         11,779         10,901        27,688           11,658        10,781        27,688
    3               11,576         12,788         11,933        27,688           12,582        11,727        27,688
    4               12,155         13,887         13,100        27,688           13,576        12,788        27,688
    5               12,763         15,084         14,409        27,688           14,648        13,973        27,688
    6               13,401         16,386         15,823        27,688           15,806        15,243        27,688
    7               14,071         17,804         17,354        27,688           17,058        16,608        27,688
    8               14,775         19,348         19,010        27,688           18,416        18,078        27,688
    9               15,513         21,028         20,803        27,688           19,893        19,668        27,688
    10              16,289         22,858         22,858        27,688           21,510        21,510        27,688
    11              17,103         24,974         24,974        27,688           23,388        23,388        27,688
    12              17,959         27,293         27,293        28,658           25,488        25,488        27,688
    13              18,856         29,829         29,829        31,320           27,844        27,844        29,236
    14              19,799         32,602         32,602        34,232           30,422        30,422        31,943
    15              20,789         35,636         35,636        37,417           33,230        33,230        34,892
    16              21,829         38,955         38,955        40,903           36,287        36,287        38,102
    17              22,920         42,587         42,587        44,716           39,611        39,611        41,591
    18              24,066         46,560         46,560        48,888           43,219        43,219        45,380
    19              25,270         50,908         50,908        53,453           47,132        47,132        49,489
    20              26,533         55,665         55,665        58,448           51,369        51,369        53,937
    25              33,864         87,070         87,070        91,423           78,174        78,174        82,082
    35              55,160        213,525        213,525       215,660          183,303       183,303       185,136

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 12%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 65 MALE / 65 FEMALE
                                           INITIAL FACE AMOUNT: $27,688

                       ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (4.9% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500         10,263          9,363        27,688           10,210         9,310        27,688
    2               11,025         10,533          9,656        27,688           10,409         9,532        27,688
    3               11,576         10,812          9,957        27,688           10,595         9,740        27,688
    4               12,155         11,099         10,311        27,688           10,765         9,977        27,688
    5               12,763         11,394         10,719        27,688           10,914        10,239        27,688
    6               13,401         11,698         11,136        27,688           11,039        10,476        27,688
    7               14,071         12,011         11,561        27,688           11,131        10,681        27,688
    8               14,775         12,334         11,996        27,688           11,181        10,843        27,688
    9               15,513         12,666         12,441        27,688           11,177        10,952        27,688
    10              16,289         13,008         13,008        27,688           11,108        11,108        27,688
    11              17,103         13,428         13,428        27,688           11,004        11,004        27,688
    12              17,959         13,862         13,862        27,688           10,806        10,806        27,688
    13              18,856         14,311         14,311        27,688           10,495        10,495        27,688
    14              19,799         14,776         14,776        27,688           10,048        10,048        27,688
    15              20,789         15,257         15,257        27,688            9,435         9,435        27,688
    16              21,829         15,755         15,755        27,688            8,613         8,613        27,688
    17              22,920         16,270         16,270        27,688            7,523         7,523        27,688
    18              24,066         16,804         16,804        27,688            6,087         6,087        27,688
    19              25,270         17,356         17,356        27,688            4,197         4,197        27,688
    20              26,533         17,927         17,927        27,688            1,716         1,716        27,688
    25              33,864         21,097         21,097        27,688            *             *              *
    35              55,160         29,329         29,329        29,623            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 6%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.

                                        GLENBROOK LIFE AND ANNUITY COMPANY
                                  MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                                                 JOINT LIFE OPTION
                                              $10,000 INITIAL PREMIUM
                                           ISSUE AGE 65 MALE / 65 FEMALE
                                           INITIAL FACE AMOUNT: $27,688

                      ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-1.1% NET)


                                                  CURRENT CHARGES(1)                         GUARANTEED CHARGES(2)
                                  -------------------------------------        -------------------------------------
                 Premiums
  End of        Accumulated                       Cash                                         Cash
 Contract        at 5% Interest   Account       Surrender      Death           Account       Surrender       Death
   Year          Per Year          Value         Value        Benefit           Value         Value         Benefit
-----------     -----------       --------      ---------     ---------        ---------     ---------      --------

    1               10,500          9,674          8,774        27,688            9,621         8,721        27,688
    2               11,025          9,357          8,479        27,688            9,230         8,353        27,688
    3               11,576          9,049          8,194        27,688            8,826         7,971        27,688
    4               12,155          8,751          7,963        27,688            8,404         7,617        27,688
    5               12,763          8,461          7,786        27,688            7,959         7,284        27,688
    6               13,401          8,179          7,617        27,688            7,485         6,923        27,688
    7               14,071          7,906          7,456        27,688            6,973         6,523        27,688
    8               14,775          7,641          7,303        27,688            6,410         6,073        27,688
    9               15,513          7,383          7,158        27,688            5,783         5,558        27,688
    10              16,289          7,133          7,133        27,688            5,073         5,073        27,688
    11              17,103          6,925          6,925        27,688            4,282         4,282        27,688
    12              17,959          6,722          6,722        27,688            3,367         3,367        27,688
    13              18,856          6,524          6,524        27,688            2,303         2,303        27,688
    14              19,799          6,331          6,331        27,688            1,060         1,060        27,688
    15              20,789          6,142          6,142        27,688            *             *              *
    16              21,829          5,958          5,958        27,688            *             *              *
    17              22,920          5,778          5,778        27,688            *             *              *
    18              24,066          5,603          5,603        27,688            *             *              *
    19              25,270          5,432          5,432        27,688            *             *              *
    20              26,533          5,265          5,265        27,688            *             *              *
    25              33,864          4,490          4,490        27,688            *             *              *
    35              55,160          3,198          3,198        27,688            *             *              *

* When the account value is $0 or less, the Death Benefit is only payable if subsequent premiums are paid to keep the policy in force.

(1) Values reflect investment results using current cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates. (2) Values reflect investment results using guaranteed cost of insurance rates, administrative fees, and Mortality and Expense Risk Rates.

        THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF
PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RESULTS MAY BE MORE OR LESS THAN THOSE
SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT
WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO
THE CONTRACT AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR
BELOW THAT AVERAGE FOR INDIVIDUAL CONTRACT YEARS. THE DEATH BENEFIT, ACCOUNT
VALUE, AND CASH SURRENDER VALUE FOR A CONTRACT WOULD ALSO BE DIFFERENT FROM
THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE
ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF
INVESTMENT RETURN APPLICABLE TO THE CONTRACT AVERAGED 0%, BUT VARIED ABOVE OR
BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT
THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED
OVER ANY PERIOD OF TIME.
